SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 1, 2002

                                GPN NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


             033-05384                                   13-3301899
     (Commission File Number)               (I.R.S. Employer Identification No.)


       1901 Avenue of the Stars, Ste. 1500, Los Angeles, California 90067
          (Address of Principal Executive Offices, Including Zip Code)


                                 (310) 286-2211
              (Registrant's Telephone Number, Including Area Code)







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This amendment to the  registrant's  Current Report on Form 8-K dated January 1,
2002 and filed on  January  8, 2002 is being  filed  for the  purpose  of filing
Exhibit 16.1, which was inadvertently omitted from the original filing.


Item 4.  Changes in Registrant's Certifying Accountants
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(a) Previous independent accountants.

On January 1, 2002, the Company terminated its relationship with Corbin & Wertz as the Company's independent certified public accountants. The decision to change accountants was approved by the Company's Board of Directors.

Corbin & Wertz's report on the consolidated financial statements for the year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles; however, such report contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of the Company's ability to continue as a going concern.

In connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2000, and the subsequent interim period immediately preceding the date of termination of Corbin & Wertz, the Company had no disagreements with Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Corbin & Wertz, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements of the Company.

During the 2000 fiscal year and the subsequent interim period immediately preceding the date of termination of Corbin & Wertz, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Corbin & Wertz has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Corbin & Wertz agrees with the statements made by the Company herein. A copy of such letter, dated January 7, 2002, is attached as an exhibit to this report.


(b) New independent accountants.

On January 1, 2002, the Company engaged Singer Lewak Greenbaum & Goldstein LLP as its new independent accountants. Such engagement was approved by the Company's Board of Directors. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Singer Lewak Greenbaum & Goldstein LLP regarding either:

         (i)  the   application   of   accounting   principles  to  a  specified


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         transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Singer Lewak Greenbaum & Goldstein LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

         (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv)of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits
-------  --------

         16.1     Letter from Corbin & Wertz dated January 7, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      GPN NETWORK, INC.




Date: January 22, 2002
                                      By  /s/ Todd Ficeto
                                          --------------------------------------
                                           Todd Ficeto
                                           President & Chief Executive Officer



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                                INDEX TO EXHIBITS

16.1     Letter from Corbin & Wertz dated January 7, 2002